                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
                  Agreement (capitalized terms used herein are
                         defined in Appendix A thereto)

-------------------------------------------------------------------------------

Distribution Date:  May 27, 2003

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------

(ii) Amount of principal being paid or distributed in respect of the Class A-2
     Notes:
                  $19,540,820.85
                  --------------------
                (  $ 0.0000434         , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------

(iii) Amount of interest being paid or distributed in respect of the Class A-1
      Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------

(iv) Amount of interest being paid or distributed in respect of the Class A-2
     Notes:
                  $1,692,529.40
                  --------------------

                (  $ 0.0000038        , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------

(v)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

        (1)  Distributed to Class A-1 Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (2)  Distributed to Class A-2 Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------

        (3)  Balance on Class A-1 Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (4)  Balance on Class A-2 Notes:
                  $0.00
                  --------------------
                (  $ -                , per-$1,000 original principal amount of Class A-2 Notes)
                  --------------------

(vi)    Payments made under the Cap Agreement on such date:                  May 23, 2003
                                                                            --------------------------------
                ( $0.00               with respect to the Class A-1 Notes,
                  --------------------
                ( $0.00               with respect to the Class A-2 Notes;
                  --------------------
                 and the total outstanding amount owed to the Cap Provider:          $0.00
                                                                                      ----------------------
(vii)   Pool Balance at the end of the related Collection Period:      $383,815,847.87
                                                                       ---------------------------
(viii)  After giving effect to distributions on this Distribution Date:

        (a)  (1)  Outstanding principal amount of Class A-1 Notes:          $0.00
                                                                            ----------------------
             (2)  Pool Factor for the Class A-1 Notes:                     -
                                                           -----------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:          $383,815,847.87
                                                                            ---------------------------
             (2)  Pool Factor for the Class A-2 Notes:       0.85292411
                                                           -----------------




                                Page 5 of 6 pages
                                    ---  ---

                                                                          Page 2

(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.3400000%     for the period
                  ---------------
             (2)  The Student Loan Rate was:         3.9942380%
                                                     -----------------------
        (b)  Note Interest Rate for the Class A-1 Notes:          1.4700000%     (Based on 3-Month LIBOR)
                                                                  ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:          1.6600000%     (Based on 3-Month LIBOR)
                                                                  ---------------

(x)          Amount of Master Servicing Fee for  related Collection Period:           $487,791.80
                                                                                      ----------------------
                   $ 0.000004878      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000001084      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xi)         Amount of Administration Fee for related Collection Period:              $3,000.00
                                                                                      ----------------------
                   $ 0.000000030      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000007      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:           $251,993.28
                                                                                                       --------------------
        (b)  Delinquent Contracts                          # Disb.       %                $ Amount           %
                                                           -------       -                --------           -
             30-60 Days Delinquent                            744      2.56%           $ 8,453,855          3.11%
             61-90 Days Delinquent                            376      1.29%           $ 4,411,669          1.62%
             91-120 Days Delinquent                           271      0.93%           $ 3,188,678          1.17%
             More than 120 Days Delinquent                    326      1.12%           $ 4,339,391          1.60%
             Claims Filed Awaiting Payment                    121      0.42%           $ 1,469,117          0.54%
                                                         ---------     ----------     -------------      ----------
                TOTAL                                      1,838       6.32%           $ 21,862,710         8.04%
        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:                  $ -
                                                                                                            ---------------
        (d)  Reserve Account Balance                                                                         $7,058,742
                                                                                                            ---------------
             Draw for this Distribution Date                                                                 $ -
                                                                                                            ---------------
             Realized Loss Draw                                                                              $ -
                                                                                                            ---------------
(xiii)  Amount in the Prefunding Account:       $0.00
                                                -----------------------

(xiv)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:          0.00
                                                     -----------------------

(xv)    Amount in the Pre-Funding Account at the end of the Funding period to be distributed:          $0.00
                                                                                                       --------------------

(xvi)   Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:            $90,755.25
                                                                                                       ---------------------

(xvii)  Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:             0.00
                                                                                                                 -----------

(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
        to the Securities Guaranty Insurance Policy:         0.00
                                                           ---------------------------

(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:               $85,214.47
                                                                                                  -------------------------
        The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:             0.00
                                                                                                  -------------------------
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                $0.00
                                                                                                  -------------------------
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                0.00
                                                                                                  -------------------------
        and the amount of any Termination Pymt either paid by or made to the Trust on             0.00
                                                                                                  -------------------------
        such Distribution Date:





                                Page 6 of 6 pages
                                    ---  ---